COLUMBIA FUNDS SERIES TRUST I

                       Columbia Mid Cap Value and Restructuring Fund
                                        (the "Fund")

                   Supplement to the Prospectuses and Statement of Additional
                                Information, each dated August 1, 2008

The Board of Trustees of the Fund has voted to change the name of the Fund to Columbia Mid Cap Core Fund and to change the Fund's principal investment strategy effective November 1, 2008. Accordingly, effective November 1, 2008, the Fund's prospectuses and statement of additional information are revised and supplemented as follows:

All references to Columbia Mid Cap Value and Restructuring Fund are replaced with Columbia Mid Cap Core Fund.

The section of the Fund's Prospectuses entitled "Investment Objective" is revised and replaced in its entirety as follows:

The Fund seeks long-term capital appreciation. The objective may be changed without shareholder approval. Shareholders will be given 60 days' notice of any change in investment objective.

The section of the Fund's Prospectuses entitled "Principal Investment Strategies" is revised and replaced in its entirety as follows:

   Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies that have market capitalizations in the range of the companies in the Russell Midcap Index at the time of purchase (between $500 million and $20 billion as of June 30, 2008).

   The Fund may invest up to 20% of its total assets in foreign securities. The Fund normally invests in common stocks, preferred stocks and convertible securities such as warrants and rights. The Fund also may invest in exchange-traded funds.

   The Advisor combines fundamental and quantitative analysis with risk management to identify investment opportunities in constructing the Fund's portfolio. The Advisor considers, among other factors:

o        overall economic and market conditions.

o the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

   The Advisor may sell a security when its price reaches a target set by the Advisor; if the Advisor believes that there is deterioration in the issuer's financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

   The Fund's policy regarding the 80% investment requirement of "net assets" (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change. The Fund's investment strategy may involve the frequent trading of portfolio securities. This may cause

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the Fund to incur higher transaction costs (which may adversely affect the
Fund's performance) and may increase taxable distributions for shareholders.

The call-out box entitled "Fundamentalstm - Value Investing" in the section of the Fund's Prospectuses entitled "Principal Investment Strategies" is hereby deleted.

The subsections of the Fund's Prospectuses entitled "Value Securities Risk" and "Special Situations Risk" in the section of the Fund's Prospectuses entitled "Principal Risks" are hereby deleted. The following subsection is added to such section:

Frequent Trading Risk - The Fund's investment strategy may involve the frequent trading of portfolio securities. Frequent trading of investments increases the possibility that the Fund will realize taxable capital gains (including short-term capital gains, which are generally taxable at higher rates than long-term capital gains for federal income tax purposes), which could reduce the Fund's after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's return.




























INT-47/155801-0808                                              August 22, 2008